EATON VANCE MISSOURI MUNICIPAL INCOME FUND

Supplement to Summary Prospectus
dated January 1, 2018

Class B shares of Eaton Vance Missouri Municipal Income Fund (the “Fund”) have been converted into the corresponding Class A shares of the Fund. All references to Class B shares of the Fund are hereby removed.

April 6, 2018	28772 4.6.18